UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 19, 2021

(Date of earliest event reported)

Corvus Gold Inc.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-55447	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia Canada	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	KOR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 19, 2021, Corvus Gold Inc. (“Corvus”) filed a notice of meeting and record date in relation to its special meeting of shareholders and optionholders to consider the previously announced arrangement with certain subsidiaries of AngloGold Ashanti Limited. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and US securities legislation. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the anticipated meeting date for the arrangement with AngloGold Ashanti Ltd. are forward-looking statements. Forward-looking statements contained in this communication are based on certain factors and assumptions made by management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. In respect of the forward-looking statements and information concerning the completion of the Transaction and the anticipated completion of the proposed Transaction and the anticipated timing for completion of the Transaction, Corvus provided them in reliance on certain assumptions that they believe are reasonable at this time, including assumptions as to the time required to prepare and mail shareholder meeting materials, including the required proxy statement/information circular; the ability of the parties to receive, in a timely manner, the necessary regulatory, court, shareholder and other third party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the Transaction. These dates may change for a number of reasons, including unforeseen delays in preparing meeting material; inability to secure necessary shareholder, regulatory, court or other third party approvals in the time assumed or the need for additional time to satisfy the other conditions to the completion of the Transaction. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release concerning these times. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate, postulate and similar expressions, or are those, which, by their nature, refer to future events. The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward looking statements as a result of various factors, including, but not limited to, the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transactions on the proposed terms and schedule; potential impact of the announcement or consummation of the proposed transactions on relationships, including with regulatory bodies, employees, suppliers, customers and competitors; changes in applicable laws; the diversion of management time on the proposed transaction; the possibility that competing offers may be made and other risks and uncertainties disclosed in the Company’s 2021 Annual Information Form and latest interim Management Discussion and Analysis filed with certain securities commissions in Canada and the Company’s most recent filings with the United States Securities and Exchange Commission (the “SEC”) including its annual report on Form 10-K as filed with the SEC on August 9, 2021. The Company does not undertake to update any forward-looking statements, except in accordance with applicable securities laws. All of the Company’s Canadian public disclosure filings in Canada may be accessed via www.sedar.com and filings with the SEC may be accessed via www.sec.gov and readers are urged to review these materials, including the technical reports filed with respect to the Company’s mineral properties.

Additional Information about the Transaction and Where to Find It

This communication is not a substitute for the proxy statement/information circular, Schedule 13E-3 or any other document that Corvus may file with the SEC or send to the securityholders in connection with the Transaction. The materials filed, and to be filed, by Corvus will be made available to Corvus’ investors and securityholders at no expense to them and copies may be obtained free of charge on Corvus’ website at http://www.corvusgold.com/transactionproposal. In addition, all of those materials are and will be available at no charge on the SEC’s website at www.sec.gov.

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND OTHER MATERIALS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CORVUS, THE TRANSACTION, AND RELATED MATTERS..

PARTICIPANTS IN THE SOLICITATION

Corvus and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Corvus securityholders in connection with the transaction under SEC rules. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Corvus’ executive officers and directors in the solicitation by reading Corvus’ preliminary proxy statement for the special meeting of stockholders filed on October 14, 2021 with the SEC, in connection with the transaction and in the definitive proxy statement and other relevant materials that will be filed with the SEC when they become available. Information concerning the interests of Corvus’ participants in the solicitation, which may, in some cases, be different than those of the Corvus’ securityholders generally, are set forth in the preliminary proxy statement relating to the proposed transaction and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
99.1	Notice of Meeting and Record Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: November 19, 2021	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius President & Chief Executive Officer

Exhibit 99.1

Suite 1750, 700 West Pender St. Vancouver, British Columbia CANADA V6C 1G8 TSX: KOR	Tel: (604) 638-3246 Fax: (604) 408-7499 info@corvusgold.com www.corvusgold.com

November 19, 2021

VIA SEDAR

To: All Canadian Securities Regulatory Authorities

Dear Sirs/Mesdames:

Re: Corvus Gold Inc. (the “Issuer)

-	2021 Special Meeting of Shareholders and Optionholders

We advise of the following with respect to the upcoming Meeting of Security Holders for the above-noted Issuer:

Meeting Type:	Special Meeting of Shareholders and Optionholders
Record Date for Notice of Meeting:	November 22, 2021
Record Date for Voting (if applicable):	November 22, 2021
Beneficial Ownership Determination Date:	November 22, 2021
Notice and Access – Registered Holders:	Yes
Notice and Access – Beneficial Holders:	Yes
Stratification:	No
Stratification Type:	N/A
Issuer Sending Materials Indirectly to NOBOs:	Yes
Issuer Paying to Send Materials to OBOs:	Yes
Meeting Date:	January 6, 2022
Meeting Location:	Corvus Gold Inc.
#1750 – 700 West Pender Street
Vancouver, BC V6C 1G8

Description	CUSIP	ISIN
Common	221013105	CA2210131058

Yours truly,

CORVUS GOLD INC.

“Marla K. Ritchie”

Corporate Secretary

cc: Jennifer Hansen, Cassels Brock (via email)

Jason Brenkert (Dorsey & Whitney) (via email)

Pam Hosfield, Computershare Investor Services Inc. (via email)